EXHIBIT A


                         MORGAN STANLEY AIRCRAFT FINANCE

                              NOTICE OF REDEMPTION


             Subclass A-2, B-1, C-1 and D-1 Notes due March 15, 2023

          Subclass A-3, A-4, A-5, B-2 and C-2 Notes due March 15, 2025

                                  May 15, 2001


         NOTICE IS HEREBY GIVEN that Morgan Stanley Aircraft Finance ("MSAF") intends to redeem in whole, on the June 15, 2001 payment date (the "Redemption Date"), its subclass A-2, B-1, C-1 and D-1 Notes due March 15, 2023 and its subclass A-3, A-4, A-5, B-2 and C-2 Notes due March 15, 2025 pursuant to Section 3.10(a) of the Indenture dated as of March 3, 1998 (as supplemented, the "Indenture") by and between MSAF and Bankers Trust Company, as trustee (the "Indenture Trustee"). Capitalized terms used in this notice and not defined herein shall have the meanings set forth in the Indenture.

         The following table sets forth the CUSIP, ISIN and CCN for each subclass of Notes being redeemed on the Redemption Date:

------------------- ---------      --------------        ------------
 Subclass of Notes    CUSIP             ISIN                 CCN
------------------- ---------      --------------        ------------

        A-2         61745WAM3       US61745WAM38          009188363

        A-3         61745WAW1       US61745WAW10          011988814

        A-4         61745WAX9       US61745WAX92          011988857

        A-5         61745WAY7       US61745WAY75          011988873

        B-1         61745WAN1       US61745WAN11          009188380

        B-2         61745WAZ4       US61745WAZ41          011988881

        C-1         61745WAP6       US61745WAP68          009188436

        C-2         61745WBA8       US61745WBA80          011988903

        D-1         61745WAQ4       US61745WAQ42          009188452


         The Notes will be redeemed at the applicable Redemption Price, plus accrued and unpaid interest, as of the Redemption Date. The Redemption Price payable on the Redemption Date in respect of each subclass of Notes will be calculated in accordance with the terms of the Indenture.

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         The Redemption Price in respect of the subclass A-2, A-3, A-4, A-5, B-1 and B-2 Notes will be in an amount equal to the product of the applicable Redemption Premium set forth below and the Outstanding Principal Balance (after taking into account any other repayments made on June 15, 2001 as a result of the application of Available Collections in accordance with the Indenture) of such subclass as of the Redemption Date.


         Subclass of Notes                   Redemption Premium
-------------------------------------      ---------------------

                A-2                               100.50%

                A-3                               100.50%

                A-4                               101.00%

                A-5                               101.00%

                B-1                               101.50%

                B-2                               101.50%

         The Redemption Price in respect of the subclass C-1 and C-2 Notes will be the higher of (x) the discounted present value of Scheduled Principal Payment Amounts and interest on the subclass C-1 or C-2 Notes, as the case may be, from the Redemption Date to and including the applicable Expected Final Payment Date (March 15, 2013, in the case of the subclass C-1 Notes and October 15, 2016 in the case of the subclass C-2 Notes), discounted at a rate equal to the Treasury Yield plus 0.5% (in the case of the subclass C-1 Notes) or 1.0% (in the case of the subclass C-2 Notes) and (y) the Outstanding Principal Balance (after taking into account any other repayments made on June 15, 2001 as a result of the application of Available Collections in accordance with the Indenture) of the subclass C-1 or C-2 Notes, as the case may be, as of the Redemption Date.

         The Redemption Price in respect of the subclass D-1 Notes will be the higher of (1) the discounted present value of Scheduled Principal Payment Amounts and interest on the subclass D-1 Notes from the Redemption Date to, but not including, March 15, 2003, plus the product of the applicable Redemption Premium (105.25%) and the assumed Outstanding Principal Balance for March 15, 2003, discounted at a rate equal to the Treasury Yield plus 1% and (2) the Outstanding Principal Balance (after taking into account any other repayments made on June 15, 2001 as a result of the application of Available Collections in accordance with the Indenture) of the subclass D-1 Notes as of the Redemption Date.

         See Schedule I attached hereto for the definition of Treasury Yield.

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         The actual amount payable in respect of each subclass of Notes on the
Redemption Date will be set forth in a further notice to be delivered prior to the Redemption Date.

         MSAF will deposit the applicable Redemption Price, plus accrued and unpaid interest, in respect of each subclass of Notes in the MSAF Defeasance/Redemption Account at Bankers Trust Company on or prior to the Redemption Date. Subject to the satisfaction of certain conditions, including the surrender of the Notes of each subclass to the Indenture Trustee, the Indenture Trustee shall pay the applicable Redemption Price, plus accrued and unpaid interest, in respect of each subclass of Notes on the Redemption Date to Depository Trust Company ("DTC") or Cede & Co., as the registered holder of the Notes, or to DTC participants for distribution to noteholders in accordance with DTC, Clearstream or Euroclear rules and procedures, as applicable.

         Upon payment of the Redemption Price, plus accrued and unpaid interest, in respect of the Notes on the Redemption Date, interest on each subclass of Notes will cease to accrue on and after the Redemption Date.

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                                              Schedule I to Notice of Redemption

         For purposes of determining the Redemption Price for the subclass C-1, C-2 and D-1 Notes on the Redemption Date:

         "Treasury yield" means (1) with respect to redemption of the subclass D-1 Notes, a per annum rate (expressed as a monthly equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity of the 6 1/4% United States Treasury Note maturing on February 15, 2003, and (2) with respect to redemption of the Subclass C-1 and C-2 Notes, the interest rate (expressed as a monthly equivalent yield) determined on June 11, 2001 to be the per annum rate equivalent to the semiannual yield to maturity (and in the case of United States Treasury bills, converted to a bond equivalent yield) for United States Treasury securities maturing on the Average Life Date of such subclass and trading in the public securities markets, either:

         o as determined by interpolation between the most recent weekly averaged yield to maturity for two series of United States Treasury securities trading in the public securities markets, (A) one maturing as close a possible to, but earlier than, the Average Life Date of such subclass and (B) the other maturing as close as possible to, but later than, the Average Life Date of such subclass in each case as published in the most recent H.15(519);

         or

         o if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such subclass is reported in the most recent H.15(519), such weekly average yield to maturity as published in such H.15(519).

         "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System and the "most recent H.15(519)" is the H.15(519) published prior to the close of business on June 11, 2001.

         "Average Life Date" of any subclass of Notes is the date which follows the applicable Payment Date by a period equal to the Remaining Weighted Average Life of such subclass.

         "Remaining Weighted Average Life" means, with respect to any subclass of Notes on any Payment Date, (i) the sum of the products of (A) the portion of the Scheduled Principal Payment Amount allocable to such subclass in accordance with Section 3.09 of the Indenture on each subsequent Payment Date (each, a "Subsequent Date") and (B) the number of days remaining until such Subsequent Date divided by (ii) the Outstanding Principal Balance of such subclass on such Payment Date.

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